IXIS ADVISOR EQUITY FUNDS

Supplement dated May 1, 2006 to the Classes A, B and C Prospectus, dated May 1,
           2006, as may be revised or supplemented from time to time

Effective May 1, 2006 through May 31, 2006, the sub-section "Minimum Balance Policy" within the section "It's Easy to Open an Account," is amended as follows:

Each Fund, on an annual basis, may deduct a minimum balance fee of $20 for accounts that fall below the minimum amount required to establish an account, as described above. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The valuation of account balances and the deduction of the fee generally occurs during the third week in September of each calendar year, although they may occur at another date in the year. The fee will not be deducted from Fund positions opened after June 30th of the calendar year in which the fee is assessed. Certain accounts, such as accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares and accounts using the IXIS Advisor Funds' prototype document (including IRAs, Keogh plans, 403(b)(7) plans and Coverdell Education Savings Accounts), are excepted from the minimum balance fee.

In its discretion, each Fund may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. It is expected that accounts maintained by intermediaries through the National Securities Clearing Corporation ("NSCC") may be liquidated rather than assessed a fee, if the account balance falls below such minimum. The valuation of account balances and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Any account opened after June 30th of a calendar year will not be subject to the liquidation for that calendar year.

Effective May 1, 2006 through May 31, 2006, the third paragraph in the sub-section "Redemption Fees" within the section "Restrictions on Buying, Selling and Exchanging Fund Shares," is amended as follows:


The Funds currently do not impose a redemption fee on a redemption of:
    |X| shares acquired by reinvestment of dividends or distributions of a Fund; or
    |X| shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or
    |X|   shares redeemed as part of a systematic withdrawal plan.



                                                                      SP297-0506

                       IXIS ADVISOR DIVERSIFIED PORTFOLIOS

  Supplement dated May 1, 2006 to the Classes A and C Prospectus, dated May 1,
            2006, as may be revised or supplemented from time to time

Effective May 1, 2006 through May 31, 2006, the sub-section "Minimum Balance Policy" within the section "It's Easy to Open an Account," is amended as follows:

Each Fund, on an annual basis, may deduct a minimum balance fee of $20 for accounts that fall below the minimum amount required to establish an account, as described above. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The valuation of account balances and the deduction of the fee generally occurs during the third week in September of each calendar year, although they may occur at another date in the year. The fee will not be deducted from Fund positions opened after June 30th of the calendar year in which the fee is assessed. Certain accounts, such as accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares and accounts using the IXIS Advisor Funds' prototype document (including IRAs, Keogh plans, 403(b)(7) plans and Coverdell Education Savings Accounts), are excepted from the minimum balance fee.

In its discretion, each Fund may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. It is expected that accounts maintained by intermediaries through the National Securities Clearing Corporation ("NSCC") may be liquidated rather than assessed a fee, if the account balance falls below such minimum. The valuation of account balances and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Any account opened after June 30th of a calendar year will not be subject to the liquidation for that calendar year.


                                                                      SP299-0506